Filed pursuant to Rule 497(e)
Registration Nos. 333-133691; 811-21897

Greenspring Income Opportunities Fund
Institutional Shares
(Trading Symbol: GRIOX)
Retail Shares
(not currently offered)
(the “Fund”)
Supplement dated May 20, 2025 to
the Summary Prospectus, Statutory Prospectus and Statement of Additional Information
dated January 31, 2025

Effective June 30, 2025, the mailing address for the Fund has changed. Going forward, please send written requests to obtain Fund documentation, or to purchase, redeem, or exchange shares of the Fund to:

Regular Mail:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
PO Box 219252
Kansas City, MO 64121-9252

Overnight Delivery:
Greenspring Income Opportunities Fund
c/o U.S. Bank Global Fund Services
801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64105-1307

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Please retain this supplement with your Summary Prospectus and Statutory Prospectus and Statement of Additional Information